UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2009. The net asset values per share at that date were $9.34, $9.28, and $9.36 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

Six Months Ended June 30, 2009
Cohen & Steers International Realty Fund—Class A	12.24%
Cohen & Steers International Realty Fund—Class C	11.96%
Cohen & Steers International Realty Fund—Class I	12.50%
S&P Developed Ex-U.S. Property Index[a]	16.20%
S&P 500 Index[a]	3.16%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

Investment Review

International real estate securities generated a positive total return in the first half of 2009, rebounding from multi-year lows in early March.

The year opened with international property stocks selling off after a stream of earnings announcements reflecting weak fundamentals stifled a December rally. The downturn gained momentum in February and early March as gross domestic product (GDP) forecasts in the European Union and the United Kingdom were revised downward, and the 16-nation euro zone posted its largest-ever decline in industrial production. In response, central a  The S&P Developed Ex-U.S. Property Index is an unmanaged portfolio of approximately 291 constituents from 20 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

banks throughout Europe reduced interest rates, and the Bank of England (BOE) initiated quantitative easing. Reduced demand for Asia Pacific exports pushed most of that region's economies into recession.

Real estate stocks, along with equities broadly, rallied in mid-March amid signs of stabilization in the banking system and a sense that fiscal and monetary stimulus programs were slowing the contraction in global economies. Asia Pacific was the top-performing region and outdistanced Europe and North America by wide margins.

Recapitalization lifted spirits and returns

Recapitalization started in Australia before moving to the United Kingdom and the United States. In each country, the goals were similar: to strengthen balance sheets, meet debt maturities and have enough liquidity to take advantage of buying opportunities. Over the six-month period ended June 30, 2009, real estate companies globally raised more than $36 billion in public debt and equity.

Early in the period, U.K. real estate companies (which had a total return of –17.9%)1 came under pressure as a drop in property values pushed up loan-to-value ratios, putting some companies close to their maximum leverage covenants. In response, four of the largest public property companies recapitalized beginning in February, and others followed suit in the second quarter. The market responded favorably; dilution factors were trumped by the operators' improved financial condition and increased potential to take advantage of distressed selling opportunities. The rally leveled off in June, with the capitalization story fading as most major property companies' capital needs had been met. Investors refocused on fundamentals, which remained weak.

Leading French companies strengthened balance sheets

France (+5.1%) saw a first-quarter sell-off on news of higher-than-forecast unemployment and an unexpected drop in previously strong domestic consumption. The market rebounded in the second quarter as the major real estate companies renegotiated leverage covenants, but did not recapitalize. In news, Spain launched its version of the REIT model (SOCIMI) in June. Unlike most REIT structures, it includes a corporate income tax (18%); however, dividends paid to individuals will be tax-exempt.

China's stimulus activity echoed throughout Asia Pacific

Asia Pacific real estate property companies declined in the first quarter as the global economic slowdown reduced demand for the region's exports and pushed most of its economies into recession. China's expansive fiscal and monetary policies, sizable infrastructure spending and relaxed bank lending took hold in the second quarter, however, suggesting that a resumption in the mainland's economic growth may be at hand.

1  Country returns are in local currencies as measured by the S&P Developed Ex-U.S. Property Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

After a steep February sell-off, Hong Kong property stocks (+45.5%) rebounded despite GDP contracting more than expected. A steady influx of money from mainland China helped support the residential market. Real estate development companies benefited from a combination of low rates and limited existing residential supply. Singapore (+41.3%) surged as its economy performed better than expected and office fundamentals appeared to be stabilizing. The country saw a rebound in residential transactions when developers cut prices and banks offered attractive mortgages.

Japan (+14.2%) recovered after a poor first quarter. Financially weaker J-REITs trailed the broad market, but rose amid indications that the government was willing to support the group nevertheless. Property fundamentals remained weak; office vacancy rates within Tokyo's main wards topped 6% for the first time since early 2005. The condominium market showed some signs of stabilization, with a decline in the inventory of unsold units (now below 10,000, a level considered to be a bear market threshold).

Early in the year, Australia (–10.8%) trended down when unemployment rose and office space in Sydney came under pressure from a growing supply of sub-lease space. However, the country appears to have sidestepped a significant recession; GDP grew 0.4% in the first quarter due to government stimulus polices and a recovery in commodity prices. Some of the market's smaller companies rallied on the perception that financing would become more available. Following a second round of recapitalizations, the major real estate companies have largely met their near-term financing needs.

International Total Returns in Local Currencies
January 1, 2009-June 30, 2009

Country returns are in local currencies as measured by the S&P Developed Ex-U.S. Property Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Fund performance

The Fund generated strong absolute returns but trailed its benchmark. Our underweight and stock selection in Japan detracted from relative performance, as we were underweight J-REITs with poorer balance sheets that received a boost from the government's willingness to support debt refinancing. Relative return was also hampered by our underweight in Austria (which rose 96.8%, as measured by the index). We continue to view that market with caution due to corporate governance concerns and excess leverage. Stock selection in Australia was also detrimental.

Positive contributors to total return were led by our overweight and stock selection in Hong Kong, particularly in Hong Kong-based companies operating in China. Our lack of investment in Spain (–35.8%) and our underweight in Switzerland (+6.7%) and Belgium (–1.6%) were also beneficial. We have been underweight the latter two markets for some time, viewing them as expensive (with a premium for their perceived defensive characteristics) relative to total return prospects. U.S. dollar-based investors benefited in the period from movements in exchange rates.

Investment Outlook

It is likely that the global economy has bottomed, although the strength and timing of a recovery is uncertain. We believe the United States will surprise to the upside later this year and into 2010, which, along with potential growth in China, could aid a broader international turnaround.

Occupancies and market rents in the United Kingdom still have room to fall, but we believe that property values and cap rates for prime London real estate are stabilizing—especially in the West End, with its diverse tenant base and limited supply. More investors are looking beyond the likelihood of continued weak fundamentals, targeting high-quality properties with dependable income streams and attractive prices.

The efforts to address capital needs have started to spread to continental Europe, although there is still much to be done; a reluctance to recapitalize has clouded many companies' outlook. France's growth had been supported by strong domestic consumer demand, but it has recently leveled off and may remain sluggish into 2010. Similarly, indexation of rents to inflation provided a tailwind for office property owners in recent years but could become a headwind as leases roll over in a low-growth environment.

The recovery in Asia Pacific has been stronger than expected, led by China's initiatives to stimulate the economy, which have encouraged real estate investment and development. China's influence has raised speculation that the recovery in this region might in fact "decouple" from the recoveries in the United States and Europe. In Hong Kong, the economy is likely to remain negative for the rest of 2009, although office rents should bottom by year end. Investors may continue to look beyond this, amid improving residential fundamentals and a flattening unemployment rate. Very low interest rates could spur demand for higher-return investments, including real estate.

Most of the major Australian property trusts have decreased leverage through recapitalization, significantly diminishing the likelihood of distress among high-quality portfolios. Over the next year, we expect them to use this

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

liquidity to acquire properties, or even smaller companies, on attractive terms. We view Japan's developers as more attractive than J-REITs, which are generally expensive and undercapitalized. Japan's economy may take time to recover, as it depends on recoveries in its major trading partners.

For our part, we favor companies with the balance sheet capacity to take advantage of buying opportunities that arise. These companies and those fundamentally positioned for economic recovery remain our primary focus.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns For Periods Ending June 30, 2009

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–32.73%[a]	–30.69%[b]	—
1 Year (without sales charge)	–29.56%	–29.99%	–29.28%
Since Inception[c] (with sales charge)	–2.36%[a]	–1.91%	—
Since Inception[c] (without sales charge)	–1.29%	–1.91%	–0.94%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2009 prospectuses were as follows: Class A—1.54%; Class C—2.19% and Class I—1.19%.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1%.

c  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2009—June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009– June 30, 2009
Class A
Actual (12.24% return)	$1,000.00	$1,122.40	$8.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.36	$8.50
Class C
Actual (11.96% return)	$1,000.00	$1,119.60	$12.40
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.09	$11.78
Class I
Actual (12.50% return)	$1,000.00	$1,125.00	$7.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.10	$6.76

* Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.70%, 2.36% and 1.35%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

JUNE 30, 2009

Top Ten Long-Term Holdings
(Unaudited)

Security	Value	% of Net Assets
Sun Hung Kai Properties Ltd.	$90,143,383	7.9%
Westfield Group	81,132,754	7.1
Mitsubishi Estate Co., Ltd.	68,505,130	6.0
Unibail-Rodamco	59,026,781	5.2
Mitsui Fudosan Co., Ltd.	58,499,582	5.2
China Overseas Land & Investment Ltd.	39,171,500	3.4
CapitaLand Ltd.	33,716,670	3.0
Henderson Land Development Company Ltd.	33,544,884	3.0
Stockland	26,764,084	2.4
Hang Lung Properties Ltd.	26,687,652	2.3

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2009 (Unaudited)

		Number of Shares	Value
COMMON STOCK	98.5%
AUSTRALIA	16.6%
DIVERSIFIED	7.2%
Dexus Property Group[a]		24,519,996	$14,752,545
GPT Group[a]		48,908,554	19,138,884
Mirvac Group[a]		24,847,600	21,531,204
Stockland[a]		10,375,600	26,764,084
			82,186,717
INDUSTRIAL	0.5%
Goodman Group[a]		19,656,067	5,817,738
OFFICE	1.5%
Commonwealth Property Office Fund[a]		13,501,517	9,016,925
ING Office Fund[a]		7,157,527	2,644,680
Macquarie Office Trust[a]		30,109,004	5,060,047
			16,721,652
RETAIL	7.4%
Macquarie CountryWide Trust[a]		5,047,121	2,197,286
Westfield Group[a]		8,864,754	81,132,754
			83,330,040
TOTAL AUSTRALIA			188,056,147
BERMUDA	0.0%
HOTELS
Orient-Express Hotels Ltd.		29,559	250,956
BRAZIL	1.4%
DIVERSIFIED	0.8%
PDG Realty SA Empreendimentos e Participacoes		809,100	8,790,885
RESIDENTIAL	0.4%
MRV Engenharia e Participacoes SA		327,840	4,542,412
RETAIL	0.2%
BR Malls Participacoes SAb		357,300	2,716,902
TOTAL BRAZIL			16,050,199

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
CANADA	4.5%
DIVERSIFIED	2.6%
Brookfield Properties Corp.		1,868,574	$14,892,535
Canadian Real Estate Investment Trust		690,599	14,605,799
			29,498,334
RESIDENTIAL	0.9%
Boardwalk REIT		317,355	8,921,900
Northern Property Real Estate Investment Trust		75,583	1,217,100
			10,139,000
RETAIL	1.0%
Primaris Retail REIT		1,166,208	11,871,128
TOTAL CANADA			51,508,462
FINLAND	0.2%
DIVERSIFIED
Sponda Oyj[a]		962,082	2,741,130
FRANCE	7.6%
DIVERSIFIED	6.8%
Gecina SAa		120,232	7,459,407
ICADE[a]		133,045	10,947,020
Unibail-Rodamco[a]		394,793	59,026,781
			77,433,208
RETAIL	0.8%
Klepierre[a]		109,557	2,839,119
Mercialys Promesse[a]		194,800	6,018,524
			8,857,643
TOTAL FRANCE			86,290,851

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
HONG KONG	31.7%
DIVERSIFIED	24.8%
Agile Property Holdings Ltd.[a]		5,936,400	$8,503,179
Cheung Kong Holdings Ltd.[a]		122	1,392
China Resources Land Ltd.[a]		7,621,000	16,825,379
Great Eagle Holdings Ltd.[a]		1,731,221	3,620,785
Hang Lung Properties Ltd.[a]		8,249,000	26,687,652
Henderson Land Development Company Ltd.[a]		5,918,599	33,544,884
Hysan Development Company Ltd.[a]		10,060,529	25,631,717
Kerry Properties Ltd.[a]		2,676,500	11,727,449
New World China Land Ltd.[a]		9,965,000	5,483,766
New World Development Ltd[a]		12,241,000	21,908,390
Shimao Property Holdings Ltd.[a]		8,912,000	17,113,896
Shui On Land Ltd.[a]		8,661,400	5,901,215
Sino Land Co., Ltd.[a]		5,189,000	8,542,415
Sun Hung Kai Properties Ltd.[a]		7,236,780	90,143,383
Wharf Holdings Ltd.[a]		1,459,000	6,160,898
			281,796,400
HOTEL	0.2%
Shangri-La Asia Ltd.[a]		1,795,000	2,628,106
OFFICE	2.2%
Hongkong Land Holdings Ltd. (USD)[a]		7,053,071	24,840,704
RESIDENTIAL	3.5%
China Overseas Land & Investment Ltd.[a]		17,086,040	39,171,500
RETAIL	1.0%
Link REIT[a]		5,152,668	10,951,006
TOTAL HONG KONG			359,387,716
ITALY	0.3%
DIVERSIFIED
Beni Stabili S.p.A.[a]		3,797,487	2,979,538

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
JAPAN	18.2%
DIVERSIFIED	15.4%
Kenedix Realty Investment Corp.[a]		801	$2,762,167
Mitsubishi Estate Co., Ltd.[a]		4,126,400	68,505,130
Mitsui Fudosan Co., Ltd.[a]		3,372,871	58,499,582
NTT Urban Development Corp.[a]		11,357	10,947,935
Sumitomo Realty & Development Co., Ltd.[a]		937,000	17,108,385
Tokyo Tatemono Co., Ltd.[a]		3,091,000	17,213,355
			175,036,554
INDUSTRIAL	0.5%
Japan Logistics Fund[a]		811	5,407,921
OFFICE	1.6%
DA Office Investment Corp.[a]		335	917,851
Global One Real Estate Investment Corp.[a]		999	7,271,492
Japan Real Estate Investment Corp.[a]		378	3,135,480
Nippon Building Fund[a]		338	2,889,213
Nippon Commercial Investment Corp[a]		680	1,300,343
Nomura Real Estate Office Fund[a]		463	2,943,516
			18,457,895
RESIDENTIAL	0.2%
Nippon Accommodations Fund[a]		527	2,365,685
RETAIL	0.5%
AEON Mall Co., Ltd.[a]		299,175	5,677,629
TOTAL JAPAN			206,945,684
NETHERLANDS	2.4%
INDUSTRIAL	1.1%
ProLogis European Properties[a]		3,294,009	12,507,858
RETAIL	1.3%
Corio NVa		299,728	14,617,598
TOTAL NETHERLANDS			27,125,456

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
SINGAPORE	6.4%
DIVERSIFIED	5.3%
Allgreen Properties Ltd[a]		8,413,000	$5,847,976
CapitaLand Ltd.[a]		13,261,000	33,716,670
City Development Ltd.[a]		1,072,000	6,317,299
Keppel Land Ltd.[a]		7,328,600	11,110,894
Suntec Real Estate Investment Trust[a]		5,104,000	3,022,763
			60,015,602
HOTEL	0.1%
CDL Hospitality Trusts[a]		3,207,000	1,831,708
OFFICE	1.0%
Ascendas India Trust		5,211,000	2,482,456
CapitaCommercial Trust[a]		15,230,000	8,580,261
			11,062,717
TOTAL SINGAPORE			72,910,027
SWEDEN	0.2%
DIVERSIFIED
Castellum ABa		440,162	2,810,687
UNITED KINGDOM	9.0%
DIVERSIFIED	4.7%
British Land Co., PLC[a]		4,038,000	25,426,693
Hammerson PLC[a]		3,370,989	17,093,488
Land Securities Group PLC[a]		1,446,480	11,248,620
			53,768,801
INDUSTRIAL	0.7%
Segro PLC[a]		21,072,089	8,426,492
OFFICE	3.0%
Derwent London PLC[a]		760,668	11,716,333
Great Portland Estates PLC[a]		6,173,654	22,372,730
			34,089,063

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2009 (Unaudited)

		Number of Shares	Value
RETAIL	0.3%
Liberty International PLC[a]		426,164	$2,793,743
SELF STORAGE	0.3%
Big Yellow Group PLC[a]		548,843	3,096,325
TOTAL UNITED KINGDOM			102,174,424
TOTAL COMMON STOCK (Identified cost—$979,821,494)			1,119,231,277
SHORT-TERM INVESTMENTS	4.0%
MONEY MARKET FUNDS
Dreyfus Treasury Cash Management Fund, 0.001%[c]		18,100,000	18,100,000
Federated U.S. Treasury Cash Reserves Fund, 0.00%[c]		27,100,000	27,100,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$45,200,000)			45,200,000
TOTAL INVESTMENTS (Identified cost—$1,025,021,494)	102.5%		1,164,431,277
LIABILITIES IN EXCESS OF OTHER ASSETS	(2.5)%		(28,773,494)
NET ASSETS	100.0%		$1,135,657,783

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 92.4% of net assets of the Fund, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

c  Rate quoted represents the seven day yield of the fund

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2009 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$1,025,021,494)	$1,164,431,277
Foreign currency, at value (Identified cost—$722,454)	712,993
Receivable for:
Investment securities sold	75,422,853
Fund shares sold	5,552,301
Dividends and interest	4,371,961
Other assets	45,357
Total Assets	1,250,536,742
LIABILITIES:
Payable for:
Investment securities purchased	107,003,240
Fund shares redeemed	3,526,824
Dividends declared	2,631,020
Investment advisory fees	893,997
Administration fees	56,463
Distribution fees	14,938
Shareholder servicing fees	5,307
Directors' fees	1,936
Other liabilities	745,234
Total Liabilities	114,878,959
NET ASSETS	$1,135,657,783
NET ASSETS consist of:
Paid-in-capital	$2,723,784,881
Dividends in excess of net investment income	(8,555,490)
Accumulated net realized loss	(1,718,792,345)
Net unrealized appreciation	139,220,737
$1,135,657,783

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2009 (Unaudited)

CLASS A SHARES:
NET ASSETS	$351,341,812
Shares issued and outstanding ($0.001 par value common stock outstanding)	37,636,496
Net asset value and redemption price per share	$9.34
Maximum offering price per share ($9.34 ÷ 0.955)[a]	$9.78
CLASS C SHARES:
NET ASSETS	$238,791,630
Shares issued and outstanding ($0.001 par value common stock outstanding)	25,724,727
Net asset value and offering price per share[b]	$9.28
CLASS I SHARES:
NET ASSETS	$545,524,341
Shares issued and outstanding ($0.001 par value common stock outstanding)	58,275,813
Net asset value, offering, and redemption price per share	$9.36

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2009 (Unaudited)

Investment Income:
Dividend income (net of $3,130,345 of foreign withholding tax)	$22,626,114
Expenses:
Investment advisory fees	4,724,749
Distribution fees—Class A	390,359
Distribution fees—Class C	831,432
Transfer agent fees and expenses	703,488
Administration fees	493,195
Shareholder servicing fees—Class A	156,144
Shareholder servicing fees—Class C	277,144
Custodian fees and expenses	380,381
Shareholder reporting expenses	121,352
Registration and filing fees	78,325
Professional fees	67,682
Line of credit fees	57,532
Directors' fees and expenses	25,702
Miscellaneous	77,280
Total Expenses	8,384,765
Net Investment Income	14,241,349
Net Realized and Unrealized Gain:
Net realized loss on:
Investments	(377,005,150)
Foreign currency transactions	(2,569,323)
Net realized loss	(379,574,473)
Net change in unrealized depreciation on:
Investments	460,696,391
Foreign currency translations	112,928
Net change in unrealized depreciation	460,809,319
Net realized and unrealized gain	81,234,846
Net Increase in Net Assets Resulting from Operations	$95,476,195

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2009	For the Year Ended December 31, 2008
Change in Net Assets:
From Operations:
Net investment income	$14,241,349	$48,934,598
Net realized loss	(379,574,473)	(1,210,132,316)
Net change in unrealized appreciation (depreciation)	460,809,319	(333,498,345)
Net increase (decrease) in net assets resulting from operations	95,476,195	(1,494,696,063)
Dividends and Distributions to Shareholders from:
Net investment income
Class A	(3,697,935)	—
Class C	(1,790,361)	—
Class I	(6,569,618)	—
Tax return of capital
Class A	—	(11,032,153)
Class C	—	(4,782,400)
Class I	—	(12,841,888)
Total dividends and distributions to shareholders	(12,057,914)	(28,656,441)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(129,344,631)	(981,132,769)
Total decrease in net assets	(45,926,350)	(2,504,485,273)
Net Assets:
Beginning of period	1,181,584,133	3,686,069,406
End of period[a]	$1,135,657,783	$1,181,584,133

a  Includes dividends in excess of net investment income of $8,555,490 and $10,738,925, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended	For the Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$8.41	$16.17	$18.48	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.11	0.25	0.25	0.20 [c]	0.07
Net realized and unrealized gain (loss)	0.92	(7.87)	(1.09)	5.59	1.86
Total from investment operations	1.03	(7.62)	(0.84)	5.79	1.93
Less dividends and distributions to shareholders from:
Net investment income	(0.10)	—	(0.95)	(0.50)	(0.06)
Net realized gain	—	—	(0.53)	(0.09)	(0.05)
Tax return of capital	—	(0.14)	—	—	—
Total dividends and distributions to shareholders	(0.10)	(0.14)	(1.48)	(0.59)	(0.11)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.93	(7.76)	(2.31)	5.20	1.82
Net asset value, end of period	$9.34	$8.41	$16.17	$18.48	$13.28
Total investment return[e]	12.24%[f]	–47.43%	–4.64%	43.88%	16.88%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$351.3	$372.5	$1,475.2	$921.0	$91.6
Ratio of expenses to average daily net assets (before expense reduction)	1.70%[g]	1.54%	1.46%	1.61%	1.86%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.70%[g]	1.54%	1.46%	1.61%	1.70%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	2.84%[g]	1.87%	1.31%	1.26%	0.56%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.84%[g]	1.87%	1.31%	1.26%	0.72%[g]
Portfolio turnover rate	109%[f]	88%	67%	30%	35%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended	For the Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$8.36	$16.13	$18.44	$13.26	$11.46
Income from investment operations:
Net investment income[b]	0.08	0.16	0.12	0.10 [c]	0.01
Net realized and unrealized gain (loss)	0.91	(7.84)	(1.07)	5.58	1.87
Total from investment operations	0.99	(7.68)	(0.95)	5.68	1.88
Less dividends and distributions to shareholders from:
Net investment income	(0.07)	—	(0.84)	(0.41)	(0.03)
Net realized gain	—	—	(0.53)	(0.09)	(0.05)
Tax return of capital	—	(0.09)	—	—	—
Total dividends and distributions to shareholders	(0.07)	(0.09)	(1.37)	(0.50)	(0.08)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.92	(7.77)	(2.31)	5.18	1.80
Net asset value, end of period	$9.28	$8.36	$16.13	$18.44	$13.26
Total investment return[e]	11.96%[f]	–47.83%	–5.23%	42.99%	16.37%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$238.8	$281.0	$1,074.9	$688.1	$61.4
Ratio of expenses to average daily net assets (before expense reduction)	2.36%[g]	2.19%	2.12%	2.26%	2.50%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.36%[g]	2.19%	2.12%	2.26%	2.35%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	2.16%[g]	1.23%	0.63%	0.63%	(0.09)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.16%[g]	1.23%	0.63%	0.63%	0.07%[g]
Portfolio turnover rate	109%[f]	88%	67%	30%	35%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended	For the Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	June 30, 2009	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$8.43	$16.19	$18.50	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.13	0.31	0.30	0.26 [c]	0.11
Net realized and unrealized gain (loss)	0.91	(7.90)	(1.08)	5.59	1.85
Total from investment operations	1.04	(7.59)	(0.78)	5.85	1.96
Less dividends and distributions to shareholders from:
Net investment income	(0.11)	—	(1.01)	(0.54)	(0.09)
Net realized gain	—	—	(0.53)	(0.09)	(0.05)
Tax return of capital	—	(0.17)	—	—	—
Total dividends and distributions to shareholders	(0.11)	(0.17)	(1.54)	(0.63)	(0.14)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	0.93	(7.76)	(2.31)	5.22	1.82
Net asset value, end of period	$9.36	$8.43	$16.19	$18.50	$13.28
Total investment return	12.50%[e]	–47.26%	–4.32%	44.45%	17.14%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$545.5	$528.0	$1,136.0	$711.5	$150.2
Ratio of expenses to average daily net assets (before expense reduction)	1.35%[f]	1.19%	1.12%	1.25%	1.57%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.35%[f]	1.19%	1.12%	1.25%	1.35%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	3.22%[f]	2.36%	1.61%	1.60%	1.00%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	3.22%[f]	2.36%	1.61%	1.60%	1.22%[f]
Portfolio turnover rate	109%[e]	88%	67%	30%	35%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter are valued at the official closing prices as reported by Nasdaq, the Pink Sheets, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Staff Position No. 157-4 "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"), effective June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund's investments carried at value:

		Fair Value Measurements at June 30, 2009 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common stock—Bermuda	$250,956	$250,956	$—	—
Common stock—Brazil	16,050,199	16,050,199	—	—
Common stock—Canada	51,508,462	51,508,462	—	—
Common stock—Singapore	72,910,027	2,482,456	70,427,571	—
Common stock—Other Countries	978,511,633	—	978,511,633	—
Money market funds	45,200,000	—	45,200,000	—
Total Investments	$1,164,431,277	$70,292,073	$1,094,139,204	—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors.

For the services provided to the Fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors 27.5%, 10.0% and

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

10.0%, respectively, of the advisory fee received by the advisor from the Fund. For the six months ended June 30, 2009, the advisor paid the subadvisors $1,299,306, $472,475 and $472,475, respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily net assets. For the six months ended June 30, 2009, the Fund paid the advisor $298,405 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For six months ended June 30, 2009, the Fund has been advised that the distributor received $6,092 in sales commissions from the sale of Class A shares and that the distributor also received $58 and $23,961 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class B and Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $12,621 from the Fund for the six months ended June 30, 2009.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2009, totaled $1,087,056,546 and $1,232,918,635, respectively.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2009, the federal tax cost and net unrealized appreciation on securities were as follows:

Gross unrealized appreciation	$157,212,739
Gross unrealized depreciation	(17,802,956)
Net unrealized appreciation	$139,409,783
Cost for federal income tax purposes	$1,025,021,494

As of December 31, 2008, the Fund had a net capital loss carryforward of $842,067,207, which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred losses of $268,931,396 after October 31, 2008 which are not recognized until 2009.

Note 5. Capital Stock

The Fund is authorized to issue 800 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS A:
Sold	4,364,843	$33,810,283	17,743,823	$237,347,108
Issued as reinvestment of dividends and distributions	272,662	2,546,668	535,897	7,167,857
Redeemed	(11,302,058)	(83,328,303)	(65,187,025)	(802,165,573)
Redemption fees retained by the Fund[a]	—	14,121	—	135,827
Net decrease	(6,664,553)	$(46,957,231)	(46,907,305)	$(557,514,781)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2009		For the Year Ended December 31, 2008
	Shares	Amount	Shares	Amount
CLASS C:
Sold	419,588	$3,473,145	3,986,172	$56,909,051
Issued as reinvestment of dividends and distributions	112,170	1,042,056	169,946	2,267,105
Redeemed	(8,405,448)	(60,883,131)	(37,212,448)	(458,585,393)
Redemption fees retained by the Fund[a]	—	10,562	—	88,069
Net decrease	(7,873,690)	$(56,357,368)	(33,056,330)	$(399,321,168)
CLASS I:
Sold	7,634,246	$59,773,115	33,312,670	$432,935,881
Issued as reinvestment of dividends and distributions	623,071	5,838,171	839,174	11,253,327
Redeemed	(12,612,480)	(91,662,610)	(41,664,901)	(468,616,279)
Redemption fees retained by the Fund[a]	—	21,292	—	130,251
Net decrease	(4,355,163)	$(26,030,032)	(7,513,057)	$(24,296,820)

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2009. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2009, the Fund did not borrow under the credit agreement.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Merger

On June 9, 2009, the Board of Directors of both the Fund and Cohen & Steers European Realty Shares, Inc. ("EUR"), approved a proposal for the Fund to acquire EUR. In connection with the acquisition, all of EUR's assets and liabilities will be transferred to the Fund, and each shareholder of EUR will receive a number of shares of the Fund in exchange for their shares of EUR having an aggregate net asset value equal to the aggregate net asset value of the Fund's shares held as of the close of business of the New York Stock Exchange on the closing day of the acquisition. The closing date of the merger is expected to be on or about September 18, 2009. All estimated merger related expenses of approximately $125,000 will be borne by the advisor.

Note 9. Subsequent Events

In May 2009, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 165, Subsequent Events (FAS 165), effective for interim or annual periods ending after June 15, 2009. The FASB has established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued.

With regard to the Fund's financial statements, subsequent to June 30, 2009 and through August 18, 2009, there have been no recognized subsequent events (subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet) nor have there been any nonrecognized subsequent events (subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet but arose after the balance sheet but before the financial statements are issued or are available to be issued).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (collectively, the "Advisory Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a meeting held in person on June 9-10, 2009, the Advisory Agreements were discussed and were unanimously continued for a one-year term by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the "Investment Advisor") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") prepared by an independent data provider; supplemental performance and summary information prepared by the Investment Advisor; and memoranda outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the amount of time the Investment Advisor dedicates to the Fund and the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other Funds, including those that invest substantially in real estate securities and have investment objectives and strategies similar to the Fund.

The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund, has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract quality and experienced personnel. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, quality and extent of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the one-year period ended March 31, 2009, but underperformed the medians of the Peer Funds for the year-to-date and three-year periods, ranking the fund in the fifth or second quintile over the periods. The Board of Directors also noted that the Fund outperformed its benchmark for the one- and three-year periods, but underperformed its benchmark for the year-to-date period. The Board of Directors engaged in discussions with the Investment Manager regarding the Fund's most recent absolute performance, which was hampered by extreme market volatility during 2008 as a result of the recession and credit crisis. The Board of Directors also considered supplemental performance data provided by the Investment Advisor, including a narrative summary of various factors affecting the performance, and the Investment Advisor's performance in managing other real estate funds. The Board of Directors then determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of their analysis, the Board of Directors gave substantial consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual advisory fee was at the median of the Peer Funds, while the contractual management fee was slightly higher than the Peer Funds' median, ranking the Fund in the third quintile. The Board of Directors further noted that the Fund's overall net expense ratio was slightly higher than the Peer Funds' median, ranking

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

the Fund in the fifth quintile. The Board of Directors noted that the Fund has a breakpoint of 10 basis points on assets over $1.5 billion. The Board of Directors further noted that the Fund charges an administration fee payable to the Investment Advisor of 0.06% of average daily net assets. In light of the considerations above, the Board of Directors concluded that the Fund's expense structure was competitive in the peer group.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, but noted the significant services received, such as operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The directors concluded that the profits realized by the Investment Advisor from its administrative relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund's advisory fee schedule contained a breakpoint of 10 basis points once the Fund's assets reached $1.5 billion. The Board of Directors determined that shareholders appropriately benefited from economies of scale.

(v) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (i) and (iii), the Board of Directors compared both the services rendered and the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered and fees paid under the Advisory Agreement to the Investment Advisor's other fund advisory agreements, as well as the profitability under the Advisory Agreement to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2009

IRFAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: August 25, 2009